Investor Highlights November 2022

2 Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward- looking statements. These forward-looking statements may relate to beliefs, expectations or intentions and similar statements concerning matters that are not of historical fact and are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “intend,” “potential,” “plan,” “goal,” “outlook,” “guidance” or other words that convey the uncertainty of future events or outcomes. Examples of forward-looking statements contained in this presentation include, among others, our 2022 Guidance, our belief that our acquisition and homebuilding programs will result in continued growth and the estimated timing and volume of our development deliveries. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to expand our development program, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic, regulatory and real estate conditions that may impact our business, including the impact of inflation. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, November 14, 2022. We undertake no obligation to update any forward- looking statements to conform to actual results or changes in our expectations, unless required by applicable law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. Definitions of these non-GAAP financial measures and a reconciliation from GAAP to non-GAAP are included in the Defined Terms and Non-GAAP Reconciliations section of this presentation, as well as the 3Q22 Supplemental Information Package available on our website at www.americanhomes4rent.com under “For Investors.” About American Homes 4 Rent American Homes 4 Rent (NYSE: AMH) is a leading single-family property owner, leasing operator, and build-to-rent developer. Recent achievements include being named one of the 2022 Best Workplaces in Real Estate™ by Fortune, a 2022 Great Place to Work®, a 2022 Top U.S. Homebuilder by Builder100, one of America’s Most Responsible Companies 2022 and America’s Most Trusted Companies 2022 by Newsweek and Statista, and a Top ESG Regional Performer by Sustainalytics. We are an internally managed Maryland real estate investment trust (REIT) focused on acquiring, developing, renovating, leasing, and managing homes as rental properties. As of September 30, 2022, we owned 58,961 single-family properties in the Southeast, Midwest, Southwest and Mountain West regions of the United States. Additional information about American Homes 4 Rent is available on our website at www.americanhomes4rent.com. Contacts American Homes 4 Rent Investor Relations Phone: (855) 794-2447 / Email: investors@ah4r.com American Homes 4 Rent Media Relations Phone: (805) 413-5088 / Email: media@ah4r.com Legal Disclosures

AMH At A Glance

SFR Resiliency and Durability Driven by Continued Demand

- **Est. 13.2%[1] Core FFO Growth at Guidance Midpoint for 2022, Representing Another Year of Double-Digit Earnings Growth**
- Strong 2022 Expected Same-Home Core NOI Growth of 9.0% at the Midpoint of Guidance[1]
- Favorable Supply Landscape and Sustainable Demand Tailwinds
  - National Housing Shortage
  - Growing SFR Renter Cohort
  - Increased Value Proposition
  - 15% Less Expensive to Rent vs. Own Across Top AMH 20

One-of-a-Kind Built-For-Rent Program

- **Largest Integrated Single-Family Rental Builder with 2,100 – 2,200 Deliveries Expected in 2022**
- 15,000+ Unit Land Pipeline Creates Opportunity for Years of Stable Growth[2]
- Highest-Quality Product and Superior Investment Returns
- Class A SFR Locations, Inside Existing AMH Footprint

Investment Grade Balance Sheet Enables Opportunistic Growth

- **Industry Leading Investment Grade Balance Sheet, with Recent S&P Upgrade to BBB**
- Economic Disruption Ahead is Likely to Create Growth Opportunities that AMH is Positioned to Take Advantage Of
- 5.9x Net Debt and Preferred Shares to Adjusted EBITDAre[2]
- Strategically Modified 2022 Capital Plan Creates Opportunistic Dry Powder Capacity

Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 3Q22 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations.
(1) Refer to slide 11.
(2) As of September 30, 2022.

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Diversified Portfolio Footprint 4 Positioned for Long-Term Sustainable Growth and Portfolio Optimization Flexibility 30+ Markets 97.1% Same-Home Avg. Occupied Days(1) 17 Years Avg. Age per Home 21 States 57,904 Properties Owned $1,943 Same-Home Avg. Mon. Realized Rent(1) 1,988 sf Avg. Square Feet per Home Raleigh, 3.7% Charleston, 2.7% Jacksonville, 4.9% Orlando, 3.2% Tampa, 4.7% Columbus, 3.7% Chicago, 2.8% Salt Lake City, 3.3% Seattle, 2.0% Las Vegas, 3.0% Phoenix, 5.9% Dallas, 7.4% San Antonio, 2.3% Cincinnati, 3.7% Nashville, 5.5% Atlanta, 10.0% Indianapolis, 5.1% Houston, 4.8% Charlotte, 6.8% Savannah, 1.8% Top 20 AMH Market AMH Development Presence Amounts presented are for total portfolio, excluding properties held for sale, as of September 30, 2022, except where noted for our Same-Home portfolio. Map represents top 20 AMH markets as a percentage of total portfolio, excluding properties held for sale. All other markets make up the remaining 12.7%. (1) Reflected for the three months ended September 30, 2022. Boise Denver

5 Same-Home Operational Update Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 3Q22 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. Transitioning to New Post-Covid Norm, Well Above Historic Levels 2021 2022’18 – ’19 Avg. 94.9% 94.8% 97.4% 97.5% 97.1% 96.9% 93.0% 94.0% 95.0% 96.0% 97.0% 98.0% 3Q October Average Occupied Days 4.0% 3.4% 9.0% 8.7% 9.5% 8.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 3Q October Average Blended Change in Rent 4.0% 2.0% 15.8% 12.6%12.5% 9.1% 0.0% 4.0% 8.0% 12.0% 16.0% 3Q October Average Change in Rent for Re-Leases 4.1% 4.4% 5.6% 6.5% 8.3% 8.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 3Q October Average Change in Rent for Renewals

6 SFR Macro Tailwinds AMH Stone Creek Development Atlanta Market

0.0 0.4 0.8 1.2 1.6 2.0 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 P 2 0 2 3 P 2 0 2 4 P 2 0 2 5 P Single-Family Permits(2) (MM) 7 Favorable Supply Landscape (1) Source: National Association of Realtors. (2) Source: U.S. Census; John Burns Real Estate Consulting, LLC. (Data as of October 2022) Single-Family permit estimates over the next four years call for a reduction in permit levels, which should support rental demand (2) Historically Low Existing Home Inventories Have Led to Supply Constraints Expected New Construction Levels Likely not Enough to Solve the Country’s Housing Shortage 0.8 1.3 1.8 2.3 2.8 3.3 TTM Avg. National Existing Home Inventory(1) (MM) Although Existing Home Inventory Levels Have Ticked Up Modestly the Past 6 Months, They Still Remain ~50% Below the Long- Term Average as of September 2022

34% 33% 16% 17% 20% 14% 12% 5% 13% 14% -2% -15% -20% -10% 0% 10% 20% 30% 40% (Top 20 AMH Markets) -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 Projected Population Growth(2) 8 Sustained Demand Tailwinds (1) Source: John Burns Real Estate Consulting, LLC. (Data as of October 2022) (2) Source: U.S. Census. Rental payments are now estimated to be ~15% cheaper compared to monthly home ownership costs across the top 20 AMH markets Millennials are Aging into Prime Single Family Living Years SFR Value Proposition Further Benefitted By Increased Cost of Ownership Ages 20-34 Ages 35-49 Est. Single Family Rents vs. Cost of Home Ownership(1)

Indianapolis, +9K Nashville, +14K Denver, -5K Salt Lake City, -4K Seattle, -25K Phoenix, +70K Boise, +24K Northeast(5), -459K Chicago, -103K Southern California(2), -188K Northern California(1), -164K Texas Triangle(3), +146K Atlanta, +25K Northern/Central Florida(4), +82K Miami, -31K Reno, +6K Las Vegas, +15K Charlotte/Raleigh, +50K Portland, -6K Minneapolis, -13K 9 US Net Migration Trends 2020 – 2021 Migration Continues to Benefit the AMH Footprint Source: U.S. Census (Data: YoY Change from July 2020 through July 2021). Net regional figures include: (1) San Francisco, East Bay, San Jose, & Sacramento (2) Los Angeles, Riverside-San Bernardino, Orange County, & San Diego (3) Dallas, San Antonio, Houston, & Austin 1.6x Showings Per Rent Ready Property vs. Pre- Pandemic Levels 21% Year-Over-Year Increase in Website Traffic 250,000 Inbound Inquires Additional 3Q 2022 AMH Demand Metrics (4) Jacksonville, Orlando, & Tampa (5) Boston, New York, Philadelphia, & Washington DC

10 AMH Today AMH Copper Rim Development Salt Lake City Market

11 2022 Guidance Note: Refer to Defined Terms and Non-GAAP Reconciliations, as well as the 3Q22 Supplemental Information Package, for defined metrics and GAAP to non-GAAP reconciliations. (1) Refer to slide 25 for 2022 Guidance disclosure. Guidance is based on the 11/3/2022 earnings release. Projecting Another Year of Double-Digit Earnings Growth Full Year Midpoint. Core FFO per share and unit(1) $1.52 – $1.56 $1.54 Core FFO per share and unit growth 11.8% – 14.7% 13.2% Same-Home Portfolio: Core revenues growth 8.00% – 9.00% 8.50% Core property operating expenses growth 7.00% – 8.50% 7.75% Core NOI growth 8.25% – 9.75% 9.00% Properties Investment Midpoint. Wholly owned acquisitions 1,500 - 1,800 $600M - $700M $650M Wholly owned development deliveries 1,275 - 1,325 $400M - $500M $450M Wholly owned land and development pipeline – $250M – $350M $300M Pro rata share of JV capital and property enhancing capex – $100M $100M Total capital investment (wholly owned and pro rata JV) 2,800 - 3,100 $1.35B – $1.65B $1.5B Total gross capital investment (JVs at 100%) 3,600 - 4,000 $1.45B – $1.85B $1.65B

Investment Grade Balance Sheet

High Quality and Well-Laddered Maturity Schedule – Recently Upgraded by S&P to BBB



Preferred Shares, 1.3%
Common Shares & OP Units, 73.9%
$18.0B Total Capitalization(1)
Fixed Rate Debt, 24.8%



Debt Maturity Schedule(2)(3) (MM)
Liquidity(4)
$1,644
$5
$21
$951
$10
$10
$3,460
Remaining 2022
2023
2024
2025
2026
Thereafter
Liquidity - Cash and Cash Equivalents
Asset-Backed Securitizations
Principal Amortization
Revolving Credit Facility
Liquidity - Undrawn Revolving Credit Facility
Unsecured Senior Notes
Liquidity - Forward Shares $297

Credit Ratings and Metrics[1]

Moody's Investor Service	Baa3 / Positive
S&P Global Ratings	BBB / Stable

Net Debt and Preferred Shares to Adjusted EBITDAre	5.9x
Fixed Charge Coverage	4.1x
Unencumbered Core NOI Percentage	69.5%

Balance Sheet Philosophy

- Maintain flexible investment grade balance sheet with diverse access to capital
- Continue optimizing capital stack and investment grade cost of capital
- Expand sources of available capital as the Company and the SFR sector evolve and mature
- Prudent retention of operating cash flow

(1) As of September 30, 2022.
(2) As of September 30, 2022, reflects maturity of entire principal balance at the fully extended maturity date inclusive of regular scheduled amortization.
(3) The unsecured senior notes have maturity dates in 2028, 2029, 2031, 2032, 2051 and 2052. The asset-backed securitizations maturing in 2045 on a fully extended basis have anticipated repayment dates in 2025.
(4) Represents $97 million of unrestricted cash on balance sheet, $1.25 billion of undrawn capacity under the revolving credit facility, and $297 million of expected net proceeds from forward shares as of 9/30/2022.

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13 AMH vs. the Peer Set (1) Source: Company Disclosure. Includes growth in 2020, 2021, and implied growth for midpoint of 2022 Core FFO guidance, unless not provided. (2) Source: S&P Global. Data is from 11/4/19 through 11/4/22. (3) Sources: Company Disclosure; John Burns Real Estate Consulting, LLC., S&P Capital IQ (4) Sources: Company Disclosure; International Monetary Fund; John Burns Real Estate Consulting, LLC. 1.3% 1.1% 0.9% 0.8% 0.3% -0.4% -0.6% -0.7% MAA AMH CPT INVH UDR AVB EQR ESS Est. 2023 YoY Population Growth(4) 24% 23% 11% 9% -12% -12% -20% -26% AMH MAA INVH CPT AVB UDR EQR ESS 3-Year Total Return(2) 11.5% 10.5% 9.7% 9.3% 3.9% 2.6% 1.6% 0.4% AMH MAA INVH CPT UDR ESS AVB EQR 3-Year Core FFO Growth CAGR(1) (Midpoint of Guidance) 2.3% 2.0% 2.0% 1.7% 1.4% 0.9% 0.8% 0.8% MAA AMH CPT INVH UDR EQR AVB ESS Est. 2023 YoY Household Growth(3)

14 Differentiated Growth Strategy AMH Enclave at Madera Parc Development Phoenix Market

15 Three-Pronged Growth Strategy Consistent Growth from AMH Development Complemented by Nimble and Opportunistic Acquisition Channels That Can be “Dialed Up or Down” Based on Market Conditions Refer to slide 25 for 2022 Guidance disclosure. Guidance commentary is based on the 11/3/2022 earnings release and 11/4/2022 earnings call. Dials intended to indicate directional commentary only and should not be compared relative to one another. • Data driven acquisition program, with diversified access to 35+ markets • Price discovery is still underway in the open market, and coupled with the recent economic uncertainty and rising mortgage environment, may lead to future opportunities • Internal development program provides consistent, stable “backbone” of growth • Delivers superior quality homes, in Class A locations, with premium investment returns • 15,000+ unit land pipeline provides opportunity for years of built-in growth • Existing development pipeline strategically sized to be funded without the need for additional equity • National network of homebuilder relationships, providing acquisition access to newly constructed homes • Recent slowdown in new home sales may create opportunity for increased National Builder Channel acquisitions Traditional MLS Acquisitions AMH Development Program National Builder Acquisitions

Potential Future Growth Opportunities for AMH 16 Opportunities on the Horizon AMH is Uniquely Positioned to Capitalize on Opportunities Caused by Recent Economic Disruption American Homes 4 Rent = Acquirer of Choice Elevated Borrowing Rates Market Uncertainty Liquidity Needs Incremental Development Builder Inventory Land / Vacant Developed Lots MLS Channel Private SFR Portfolios Investment Grade Balance Sheet Diversified Portfolio Footprint Scalable Operating PlatformInternal Development Program For Sale

17 Strategy Design and create ideal rental Homes and Communities using data and insights from AMH’s integrated development and operating platforms Less opportunity for alignment of interests between developer and operators Product Type & Location High-quality, detached, single family homes, with attached garages in highly desirable neighborhoods Horizontal apartments, townhomes or detached homes, commonly in tertiary neighborhoods Home Quality Stylish, upgraded fixtures and finishes: granite, hard surface flooring, stainless steel appliances Often “builder basic” or lower quality fixtures and finishes Expense Efficiency Consistent, repeatable floorplans, fixtures and finishes selected for long-term operating expenditure efficiency Varied floorplans, finishes and fixtures, typically selected for lowest up-front cost Value Creation AMH homes are constructed at significant discount to market value, resulting in immediate value creation Commonly purchased at or near market value     AMH Amenity Centers create a community feel for residents AMH Development Homes average 2,000 sq. ft. and come with private yards and fences Other BTR Product AMH Development: Not All BTR is the Same Building the Ideal Rental Home Through the Lens of our Best-In-Class Operating Platform

(1) Rounded to the nearest thousand. 18 AMH Development A Consistent Driver of Earnings Growth, Fueled by 15,000+ Land Pipeline at Locked in Prices 0 2,000 4,000 6,000 9,000 13,000 15,000+ 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2016 2017 2018 2019 2020 2021 3Q22 AMH Development Land Pipeline(1) Total Lots Owned and Optioned 19 391 945 1,647 2,054 2,150 0 500 1,000 1,500 2,000 2,500 3,000 2016 2017 2018 2019 2020 2021 2022E AMH Development Deliveries M id p o in t o f G u id a n ce

Continuous Portfolio and Platform Optimization 19 Internal Development Program Integrated with AMH Operating Platform Provides Unique Ability to Optimize Portfolio and Platform through Continuous Data Feedback Loops Ideal floorplans designed by in- house architects based on AMH’s rich data history Expense efficiencies through standardized floor plans and durable finishes, based on data driven decisions Full control of delivery schedule allows delivery timing to better match demand cycles & facilitate smooth lease-up absorption Diversified footprint facilitates stable and consistent delivery schedule Integrated AMH Development Program SFR Owner, Operator, & Developer Innovative technology systems that support nearly 60,000 homes across the AMH platform Revenue optimization driven by 10+ years of operating data and analytics Local market experts provide insights and superior customer service Centralized support handles essential functions such as leasing, maintenance, HOA, etc. Technology Driven Operating Platform

20 Leaders in ESG AMH Walden Woods Development Tampa Market

ESG Commitment

Providing Quality, Sustainable Housing that Our Residents Desire

Building for the Future

Efficient, durable homes that are better for residents and the environment

- Our newly constructed homes are designed to use nearly 40% less energy[(1)]
- Launched pilot solar panel energy project, further integrating sustainability into our communities

Fostering Strong Communities

- Launched third-party resident satisfaction survey
- Increased lifetime Google review score to 3.98/5

Driving employee advancement and engagement

- Launched employee tuition program complementing our established training program
- Launched 6 Employee Resource Groups, enhancing belonging, equity, and inclusion

Leading with Integrity

- Responsible, Strong Reputation, Always aiming to do the "right thing"
- Formal oversight – ESG Committee and Board of Trustees
- 4th Annual Sustainability Report


Sustainability Report
2021

(1) Based on the average Home Energy Rating System ("HERS") efficiency rating of our newly built homes in 2021 against the 2006 "reference home" standard

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22 Recent ESG Recognitions

23 Independent & Accountable Stewardship ▪ Independent Chairman of the Board ▪ Annual election of trustees ▪ Majority voting standard (plurality carve‐out voting standard only in contested elections) ▪ Annual Board self-evaluation process ▪ 85% Independent trustees ▪ Regular shareholder engagement with trustee participation Ongoing Board Refreshment ▪ The average tenure of the Board is ~6 years ▪ Added 3 new trustees in the last 3 years ▪ Trustee retirement policy Aligned with Shareholders ▪ Stock ownership guidelines for directors and executives ▪ Anti-hedging and anti-pledging policies ESG Oversight ▪ Board-level oversight of ESG priorities and initiatives ▪ ESG and DEI included in management goals and incentives Performance-Based Compensation Practices ▪ Pay levels are market-aligned with emphasis on performance incentives ▪ Over 80% of the CEO and NEOs target compensation is at risk ▪ Transparent incentive plans that incorporate rigorous financial and relative performance metrics tied to key value creation drivers ▪ 60% of the CEO and NEOs equity awards are performance-based ▪ Clawback policy ▪ Double-trigger change-in-control severance provisions Corporate Governance Highlights

Appendix

25 2022 Guidance The Company does not provide guidance for the most comparable GAAP financial measures of net income or loss, rents and other single-family property revenues and property operating expenses, or a reconciliation of the forward-looking non-GAAP financial measures to the comparable GAAP financial measures because we are unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, net gain or loss on sales and impairment of single-family properties, casualty loss, Non-Same-Home revenues and Non-Same-Home property operating expenses. These items are uncertain, depend on various factors and could have a material impact on our GAAP results for the guidance period. Average Blended Change in Rent The percentage change in rent on all non-month-to-month lease renewals and re-leases during the period, compared to the annual rent of the previous expired non-month-to-month comparable long-term lease for each individual property. Average Change in Rent for Re-Leases The percentage change in annual rent on properties re-leased during the period, compared to the annual rent of the comparable long-term previous expired lease for each individual property. Average Change in Rent for Renewals The percentage change in rent on non-month-to-month comparable long-term lease renewals during the period. Average Monthly Realized Rent For the related period, Average Monthly Realized Rent is calculated as the lease component of rents and other single-family property revenues (i.e., rents from single-family properties) divided by the product of (a) number of properties and (b) Average Occupied Days Percentage, divided by the number of months. For properties partially owned during the period, this calculation is adjusted to reflect the number of days of ownership. Average Occupied Days Percentage The number of days a property is occupied in the period divided by the total number of days the property is owned during the same period after initially being placed in-service. This calculation excludes properties classified as held for sale. Defined Terms and Non-GAAP Reconciliations

26 Defined Terms and Non-GAAP Reconciliations Dec 31, 2021 Dec 31, 2020 Net income 267,557$ 210,559$ 154,829$ Hurricane-related charges, net 6,133 - - Gain on sale and impairment of single-family properties and other, net (92,347) (49,696) (38,773) Depreciation and amortization 410,854 372,848 343,153 Acquisition and other transaction costs 22,770 15,749 9,298 Noncash share-based compensation - property management 3,872 3,004 1,745 Interest expense 126,885 114,893 117,038 General and administrative expense 68,914 56,444 48,517 Other income and expense, net (9,012) (3,985) (1,707) Core NOI 805,626$ 719,816$ 634,100$ Less: Non-Same-Home Core NOI 98,439 62,557 Same-Home Core NOI 621,377$ 571,543$ For the Years Ended For the Trailing Twelve Months Ended Sep 30, 2022 Core Net Operating Income ("Core NOI“) Core NOI, which we also present separately for our Same-Home, unencumbered and encumbered portfolios, is a supplemental non-GAAP financial measure that we define as core revenues, which is calculated as rents and other single-family property revenues, excluding expenses reimbursed by tenant charge-backs, less core property operating expenses, which is calculated as property operating and property management expenses, excluding noncash share-based compensation expense and expenses reimbursed by tenant charge-backs. Core NOI also excludes (1) gain or loss on early extinguishment of debt, (2) hurricane-related charges, net, which result in material charges to our single- family property portfolio, (3) gains and losses from sales or impairments of single-family properties and other, (4) depreciation and amortization, (5) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (6) noncash share-based compensation expense, (7) interest expense, (8) general and administrative expense, and (9) other income and expense, net. We believe Core NOI provides useful information to investors about the operating performance of our single- family properties without the impact of certain operating expenses that are reimbursed through tenant charge-backs. Core NOI should be considered only as a supplement to net income or loss as a measure of our performance and should not be used a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Additionally, this metric should not be used as a substitute for net income or loss or net cash flows from operating activities (as computed in accordance with GAAP). The following is a reconciliation of Core NOI to its respective GAAP metric (amounts in thousands):

27 Credit Ratios We present the following selected metrics because we believe they are helpful as supplemental measures in assessing the Company’s ability to service its financing obligations and in evaluating balance sheet leverage against that of other real estate companies. The tables below reconcile these metrics, which are calculated in part based on several non-GAAP financial measures (amounts in thousands, except credit ratios): Net Debt and Preferred Shares to Adjusted EBITDAre Sep 30, 2022 Total Debt 4,457,326$ Less: cash and cash equivalents (97,244) Less: asset-backed securitization certificates (25,666) Less: restricted cash related to securitizations (49,932) Net debt 4,284,484$ Preferred shares at liquidation value 230,000 Net debt and preferred shares 4,514,484$ Adjusted EBITDAre - TTM 760,912$ Net Debt and Preferred Shares to Adjusted EBITDAre 5.9 x Defined Terms and Non-GAAP Reconciliations

28 Unencumbered Core NOI Percentage For the Trailing Twelve Months Ended Sep 30, 2022 Unencumbered Core NOI $ 559,755 Core NOI 805,626 Unencumbered Core NOI Percentage 69.5% Fixed Charge Coverage For the Trailing Twelve Months Ended Sep 30, 2022 Interest expense per income statement $ 126,885 Less: amortization of discounts, loan costs and cash flow hedges (11,088) Add: capitalized interest 51,382 Cash interest 167,179 Dividends on preferred shares 19,358 Fixed charges $ 186,537 Adjusted EBITDAre - TTM $ 760,912 Fixed Charge Coverage 4.1 x Defined Terms and Non-GAAP Reconciliations

29 EBITDA / EBITDAre / Adjusted EBITDAre EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. EBITDAre is a supplemental non-GAAP financial measure, which we calculate in accordance with the definition approved by the National Association of Real Estate Investment Trusts (“NAREIT”) by adjusting EBITDA for gains and losses from sales or impairments of single-family properties and adjusting for unconsolidated partnerships and joint ventures on the same basis. Adjusted EBITDAre is a supplemental non-GAAP financial measure calculated by adjusting EBITDAre for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to our single-family property portfolio, and (4) gain or loss on early extinguishment of debt. We believe these metrics provide useful information to investors because they exclude the impact of various income and expense items that are not indicative of operating performance. The following is a reconciliation of net income, as determined in accordance with GAAP, to EBITDA, EBITDAre and Adjusted EBITDAre (amounts in thousands): For the Trailing Twelve Months Ended Sep 30, 2022 Net income 267,557$ Interest expense 126,885 Depreciation and amortization 410,854 EBITDA 805,296$ Gain on sale and impairment of single-family properties and other, net (92,347) Adjustments for unconsolidated joint ventures 197 EBITDAre 713,146$ Noncash share-based compensation - general and administrative 14,991 Noncash share-based compensation - property management 3,872 Acquisition, other transaction costs and other 22,770 Hurricane-related charges, net 6,133 Adjusted EBITDAre 760,912$ Defined Terms and Non-GAAP Reconciliations

30 Funds from Operations (“FFO”) / Core FFO attributable to common share and unit holders FFO attributable to common share and unit holders is a non-GAAP financial measure that we calculate in accordance with the definition approved by NAREIT, which defines FFO as net income or loss calculated in accordance with GAAP, excluding gains and losses from sales or impairment of real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. Core FFO attributable to common share and unit holders is a non-GAAP financial measure that we use as a supplemental measure of our performance. We compute this metric by adjusting FFO attributable to common share and unit holders for (1) acquisition and other transaction costs incurred with business combinations and the acquisition or disposition of properties as well as nonrecurring items unrelated to ongoing operations, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, which result in material charges to our single-family property portfolio, (4) gain or loss on early extinguishment of debt and (5) the allocation of income to our perpetual preferred shares in connection with their redemption. We present FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, because we consider this metric to be an important measure of the performance of real estate companies, as do many investors and analysts in evaluating the Company. We believe that FFO attributable to common share and unit holders provides useful information to investors because this metric excludes depreciation, which is included in computing net income and assumes the value of real estate diminishes predictably over time. We believe that real estate values fluctuate due to market conditions and in response to inflation. We also believe that Core FFO attributable to common share and unit holders, as well as on a per FFO share and unit basis, provides useful information to investors because it allows investors to compare our operating performance to prior reporting periods without the effect of certain items that, by nature, are not comparable from period to period. FFO and Core FFO attributable to common share and unit holders are not a substitute for net income or net cash provided by operating activities, each as determined in accordance with GAAP, as a measure of our operating performance, liquidity or ability to pay dividends. These metrics also are not necessarily indicative of cash available to fund future cash needs. Because other REITs may not compute these measures in the same manner, they may not be comparable among REITs. FFO shares and units includes weighted-average common shares and operating partnership units outstanding, as well as potentially dilutive securities. Defined Terms and Non-GAAP Reconciliations

31 The following is a reconciliation of net income attributable to common shareholders, as determined in accordance with GAAP, to Core FFO attributable to common share and unit holders (amounts in thousands, except share and per share data): Defined Terms and Non-GAAP Reconciliations Dec 31, 2021 Dec 31, 2020 Dec 31, 2019 Net income attributable to common shareholders 135,290$ 85,246$ 85,911$ Adjustments: Noncontrolling interests in the Operating Partnership 21,467 14,455 15,221 Gain on sale and impairment of single-family properties and other, net (49,696) (38,773) (40,210) Adjustments for unconsolidated joint ventures 1,873 1,352 1,797 Depreciation and amortization 372,848 343,153 329,293 Less: depreciation and amortization of non-real estate assets (11,151) (9,016) (7,933) FFO attributable to common share and unit holders 470,631$ 396,417$ 384,079$ Adjustments: Acquisition, other transaction costs and other (1) 15,749 12,889 3,224 Noncash share-based compensation - general and administrative 9,361 6,573 3,466 Noncash share-based compensation - property management 3,004 1,745 1,342 Redemption of perpetual preferred shares 15,879 - - Loss on early extinguishment of debt - - 659 Core FFO attributable to common share and unit holders 514,624$ 417,624$ 392,770$ Core FFO attributable to common share and unit holders per FFO share and unit 1.36$ 1.16$ 1.11$ Weighted-average FFO shares and units: Common shares outstanding 324,245,168 306,613,197 299,415,397 Share-based compensation plan and forward sale equity contracts (2) 1,617,640 724,523 686,050 Operating partnership units 51,447,939 51,990,094 53,045,004 Total weighted-average FFO shares and units 377,310,747 359,327,814 353,146,451 For the Years Ended (1) Included in acquisition, other transaction costs and other is a net $2.9 million nonrecurring expense related to a legal matter involving a former employee during the year ended December 31, 2020. (2) Reflects the effect of potentially dilutive securities issuable upon the assumed vesting/exercise of restricted stock units and stock options and the dilutive effect of forward sale equity contracts under the treasury stock method.

32 Same-Home Property A property is classified as Same-Home if it has been stabilized longer than 90 days prior to the beginning of the earliest period presented under comparison. A property is removed from Same-Home if it has been classified as held for sale or has experienced a casualty loss. Stabilized Property A property acquired individually (i.e., not through a bulk purchase) is classified as stabilized once it has been renovated by the Company or newly constructed and then initially leased or available for rent for a period greater than 90 days. Properties acquired through a bulk purchase are first considered non-stabilized, as an entire group, until (1) we have owned them for an adequate period of time to allow for complete on-boarding to our operating platform, and (2) a substantial portion of the properties have experienced tenant turnover at least once under our ownership, providing the opportunity for renovations and improvements to meet our property standards. After such time has passed, properties acquired through a bulk purchase are then evaluated on an individual property basis under our standard stabilization criteria. Total Capitalization Includes the market value of all outstanding common shares and operating partnership units (based on the NYSE AMH Class A common share closing price as of period end), the current liquidation value of preferred shares as of period end and Total Debt. Total Debt Includes principal balances on asset-backed securitizations, unsecured senior notes and borrowings outstanding under our revolving credit facility as of period end, and excludes unamortized discounts and unamortized deferred financing costs. Defined Terms and Non-GAAP Reconciliations